UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2003

FINISAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-27999	94-3038428

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1308 Moffett Park Drive
Sunnyvale, California 94089
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 548-1000

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 3, 2003 regarding financial information for Finisar for the quarter ended July 31, 2003.
99.2	Transcript of conference call held on September 3, 2003 to discuss the financial results of Finisar for the quarter ended July 31, 2003.

Item 12. Results of Operations and Financial Condition.

      The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibits shall not be deemed to be incorporated by reference into any filing with the SEC made by Finisar Corporation whether before or after the date hereof, regardless of any general incorporation language contained in such filing.

     On September 3, 2003, the Company announced financial results for the quarter ended July 31, 2003. A copy of the Company’s press release and a copy of the transcript of the conference call held by the Company on September 3, 2003 to discuss the financial results for the quarter ended July 31, 2003 are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

     The Company provides in the press release certain non-GAAP financial measures. As used herein, “GAAP” refers to accounting principles generally accepted in the United States. These non-GAAP financial measures exclude from the directly comparable GAAP measures a number of non-cash and cash charges described in the press release. As required by Regulation G, the press release contains a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures. The Company believes the non-GAAP measures are useful to investors because they provide an alternative method for measuring the operating performance of the Company’s business, excluding certain items that would normally be included in the most directly comparable GAAP financial measure. The Company’s management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company’s operating performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as reported by the Company may not be comparable to similarly titled items reported by other companies.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINISAR CORPORATION

Date: September 10, 2003	By:	/s/ Stephen K. Workman

Stephen K. Workman Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 3, 2003 regarding financial information for Finisar for the quarter ended July 31, 2003.
99.2	Transcript of conference call held on September 3, 2003 to discuss the financial results of Finisar for the quarter ended July 31, 2003.